Exhibit 99.2

At NationsHealth:	At Rx Communications Group:
Timothy Fairbanks, CFO 954-903-5018	Melody A. Carey (investors) 917-322-2571
NATIONSHEALTH ANNOUNCES SALE OF DISCOUNT PRESCRIPTION DRUG
CARD BUSINESS
SUNRISE, Fla. — September 6, 2006 — NationsHealth, Inc. (Nasdaq: NHRX; NHRXW; NHRXU) today announced that it has sold its discount prescription drug card business for $6 million in cash. NationsHealth will retain the exclusive right to offer and provide diabetic and related supplies, services and products related to the Medicare Part D prescription drug program and certain other ancillary healthcare products and services to these cardholders.
“This transaction is another step towards tightening the focus of NationsHealth,” stated NationsHealth’s Chief Executive Officer, Glenn M. Parker. “With the widespread adoption of the Medicare Part D program, we felt the discount prescription drug card business was no longer core or complimentary to our Pharmacy Products and Insurance Services segments. In addition, the capital strengthens our balance sheet and will allow us to accelerate certain operational initiatives and efficiencies that are expected to improve our operating results and cash flow in the coming quarters.”
About NationsHealth, Inc.
NationsHealth improves the delivery of healthcare to Medicare and managed care beneficiaries by providing medical products and prescription related services. NationsHealth has an agreement with CIGNA to offer their Medicare Part D prescription drug plans nationally. In addition, NationsHealth provides home delivery of diabetes and ostomy medical products to over 102,000 patients. NationsHealth is also the provider of diabetes supplies to over 12,000 Medicare beneficiaries at over 1,100 Kmart pharmacies. For more information please visit http://www.nationshealth.com.
This press release contains forward-looking statements about NationsHealth, including statements regarding management initiatives, efforts to streamline operations, projections with respect to enrollment and market opportunities for Part D and specialty pharmacy programs and future financial results, none of which should be construed in any manner as a guarantee that such results will in fact occur. In addition, other written or oral statements that constitute forward-looking statements may be made by us or on our behalf. Forward-looking statements are statements that are not historical facts, and in some cases may be identified by the words “anticipate,” “project,” “expect,” “plan,” “intend,” “may,” “should,” “will,” and similar words or phrases. Such forward-looking statements, based upon the current beliefs and expectations of NationsHealth’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: our ability to maintain our existing customer base; our customers’ desire to take advantage of our Part D and specialty pharmacy services; uncertainty in our costs incurred in administering the Part D program; changes in Medicare, Medicaid, Tricare, Champus and any other state or national-based reimbursement program; changing interpretations of generally accepted accounting principles; outcomes of government reviews of NationsHealth’s business practices; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory requirements or changes adversely affecting the businesses in which NationsHealth is engaged; fluctuations in customer demand; management of rapid growth; our ability to compete effectively; timing and market acceptance of new products sold by NationsHealth; general economic conditions; and geopolitical events, regulatory changes and other risks and uncertainties described in NationsHealth’s Annual Report on Form 10-K for the year ended December 31, 2005 and NationsHealth’s other reports filed with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. NationsHealth cautions investors not to place undue reliance on the forward-looking statements contained herein. These statements speak only as of the date of this press release and, except as required by applicable law, NationsHealth assumes no obligation to update the information contained herein.